United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as -permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under § 240.14a-12

ZOMEDICA CORP.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZOMEDICA CORP.

100 PHOENIX DRIVE, SUITE 125

ANN ARBOR, MICHIGAN 48108

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 7, 2022

To the Common Shareholders of Zomedica Corp.

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Zomedica Corp. (the “Company”) to be held on Tuesday, June 7, 2022 at 8:30 a.m. Eastern Daylight Time. We are holding the Annual Meeting virtually via live audio online webcast at https://web.lumiagm.com/269850672. You will not be able to attend the Annual Meeting at a physical location. The following matters will be considered and, other than item 1, voted upon at the Annual Meeting:

1.	To receive of the audited consolidated financial statements of the Company as at and for the year ended December 31, 2021 and the auditors’ report thereon;

2.	To elect six director nominees to serve as directors until the next annual meeting of shareholders;

3.	To appoint Grant Thornton LLP as our auditors until the close of the next annual meeting of shareholders;

4.

To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the accompanying management information circular and proxy statement (the “proxy statement”);

5.	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and

6.	To consider any other matters that may properly come before the Annual Meeting or any adjournments thereof.

The board of directors of the Company has fixed the close of business on April 18, 2022 as the record date for the determination of shareholders who are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, a registered shareholder should complete, sign, date and return the accompanying instrument of proxy/proxy card (the “proxy card”) and mail the proxy card or scan the proxy card and email it in accordance with the instructions in the accompanying proxy statement. A beneficial shareholder will receive either a voting instruction form/card or a proxy card from its bank, broker or other intermediary, and should comply with the requirements provided therewith.

By Order of the Board of Directors /s/ Larry Heaton Larry Heaton Chief Executive Officer

April 28, 2022

Ann Arbor, Michigan

ABOUT THE MEETING	1
ITEM 1: TO RECEIVE THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AS AT AND FOR THE YEAR ENDED DECEMBER 31, 2021 AND THE AUDITORS’ REPORT THEREON	7
PROPOSAL 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING	7
CORPORATE GOVERNANCE	11
Board Composition	11
Board of Director Meetings	11
Director Independence	11
Board Committees	12
Shareholder Nominations for Directorships	13
Board Leadership Structure and Role in Risk Oversight	13
Shareholder Communications	14
Code of Ethics	14
Anti-Hedging Policy	14
Canadian Governance Disclosure	14
INFORMATION CONCERNING EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION	16
Employment Arrangements with Our Named Executive Officers	17
Outstanding Equity Awards at Fiscal Year End	18
DIRECTOR COMPENSATION	19
EQUITY COMPENSATION PLAN INFORMATION	20
REPORT OF THE AUDIT COMMITTEE	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED ON	24
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS	24
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS	24
MANAGEMENT CONTRACTS	24
TRANSACTIONS WITH RELATED PERSONS	24
PROPOSAL 2: APPOINT GRANT THORNTON LLP AS OUR AUDITORS UNTIL THE COMPLETION OF THE NEXT ANNUAL MEETING OF SHAREHOLDERS	26
PROPOSAL 3: ADVISORY VOTE TO APPROVE TO EXECUTIVE COMPENSATION	29
PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION	30
SHAREHOLDER PROPOSALS	31
ADDITIONAL INFORMATION	32
ANNUAL REPORT	32
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	32
OTHER MATTERS	32
APPENDIX A	33

ZOMEDICA CORP.

100 PHOENIX DRIVE, SUITE 125

ANN ARBOR, MI 48108

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

This management information circular and proxy statement (the “proxy statement”) contains information related to the Annual Meeting of Shareholders (the “Annual Meeting”) of Zomedica Corp. (the “Company”) to be held on Tuesday, June 7, 2022 at 8:30 a.m. Eastern Daylight Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. We are holding the Annual Meeting virtually via live audio online webcast. In order to attend our Annual Meeting, you must log in to https://web.lumiagm.com/269850672 using the password “zomedica2022”.

Proxies for the Annual Meeting are being solicited on behalf of management of the Company. This proxy statement is first being made available to shareholders on or about April 28, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 7, 2022.

Our proxy materials including the proxy statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2021 and instrument of proxy/proxy card (the “proxy card”) are available on the Internet at www.meetingdocuments.com/TSXT/ZOM. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

The Company has elected to use “notice-and-access” provisions of applicable Canadian securities legislation to submit proxy-related materials and the Company’s audited financial statements for the fiscal year ended December 31, 2021 and the related management’s discussion and analysis (collectively, the “Annual Report”) to its registered and beneficial common shareholders. Each shareholder will separately receive a notification of notice-and-access, which will contain certain information, including the websites where proxy-related materials and Annual Report have been posted and are accessible.

Unless otherwise indicated, all dollar amounts in this proxy statement are in United States dollars.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

The following matters will be considered and, other than item 1, voted upon at the Annual Meeting:

1.	To receive of the audited consolidated financial statements of the Company as at and for the year ended December 31, 2021 and the auditors’ report thereon;

2.	To elect six director nominees to serve as directors until the next annual meeting of shareholders;

3.	To appoint Grant Thornton LLP as our auditors until the close of the next annual meeting of shareholders;

4.	To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in this proxy statement;

5.	To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years); and

6.	To consider any other matters that may properly come before the Annual Meeting or any adjournments thereof.

What are the Board’s recommendations?

Our Board of Directors (our “Board”) believes that the election of the director nominees identified herein and the appointment of Grant Thornton LLP as our auditors, and for United States securities purposes, our independent registered public accounting firm, until the close of the next annual meeting of shareholders, are advisable and in the best interests of the Company and its shareholders and recommends that you vote FOR these proposals. Our Board believes that the compensation of our named executive officers for the year ended December 31, 2021, as described in this proxy statement, was appropriate and recommends that you vote FOR the approval of that compensation. Our Board believes that an annual vote, on an advisory basis, on conducting an advisory vote on named executive officer compensation is advisable and in the best interests of the Company and its shareholders and recommends that you vote for ONE YEAR for this proposal. If you are a shareholder of record, or registered shareholder, and you return a properly executed instrument of proxy/proxy card (collectively, a “proxy card”) but do not mark the boxes showing how you wish to vote, or appoint your own proxyholder, your shares will be voted by the designated proxyholders in accordance with the recommendations of the Board, as set forth above. With respect to any amendments or variations of matters described in the Notice of Annual Meeting or other matter that properly comes before our Annual Meeting, the designated proxyholders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the record date, April 18, 2022 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the common shares that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting; provided that, to the extent that (i) a registered shareholder has transferred ownership of common shares subsequent to the Record Date, and (ii) the transferee of those common shares produces properly endorsed share certificates, or otherwise establishes that the transferee owns the common shares and demands, not later than ten days before the Annual Meeting, that the transferee’s name be included on the shareholder list for the Annual Meeting, the transferee shall be entitled to vote the transferee’s common shares at the Annual Meeting.

Holders of our common shares are entitled to one vote per share on each matter to be voted upon. As of the Record Date, we had 979,899,668 outstanding common shares.

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Who can attend and participate in the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxyholders, may attend the Annual Meeting.

Shareholders will not be able to attend the Annual Meeting at a physical location. Participating in the Annual Meeting online enables shareholders and duly appointed proxyholders, including beneficial shareholders who have appointed themselves as proxyholders, to participate in the Annual Meeting and ask questions, all in real time. Registered shareholders and duly appointed proxyholders can vote at the appropriate times during the Annual Meeting. Guests, including beneficial shareholders who have not appointed themselves as proxyholders, can log into the Annual Meeting as set out below. Guests can listen to the Annual Meeting, but are not able to vote or ask questions.

To participate at the Annual Meeting:

•	Log in online at https://web.lumiagm.com/269850672. We recommend that you log in at least one hour before the Annual Meeting starts;

•	Click “Login” and then enter your 12-digit control number (see below) and password “zomedica2022” (case sensitive); OR

•	Click “Guest” and then complete the online form.

For any technical difficulties or trouble accessing our virtual-only Annual Meeting, please go to: http://go.lumiglobal.com/faq.

Shareholders of record, or registered shareholders: The 12-digit control number is located on the instrument of proxy.

Duly appointed proxyholders: TSX Trust Company (“TSX”) will provide the proxyholder with a 12-digit control number after the proxy voting deadline has passed and the proxyholder has been duly appointed and registered as described below.

It is necessary for a proxyholder to obtain a control number in order to participate at the Annual Meeting. Without a control number, the proxyholder will not be able to vote or ask questions and vote at the Annual Meeting. The proxyholder will only be able to participate as a guest. See “Appointing a Proxyholder” below.

If you participate in the Annual Meeting online, it is important that you are connected to the internet at all times during the Annual Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Annual Meeting. You should allow ample time to check into the Annual Meeting online and complete the Annual Meeting procedures.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, by at least two persons present and holding or representing by proxy not less than 25% of the outstanding common shares entitled to be voted at the Annual Meeting will constitute a quorum for our meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Many of our shareholders hold their common shares through a bank, broker or other intermediary (collectively, an “Intermediary”) rather than directly in their own name. As discuss herein, there are some distinctions between common shares held of record and those owned beneficially.

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Shareholder of Record or Registered Shareholder

If your common shares are registered directly in your name with our transfer agent, TSX, you are considered, with respect to those shares, a shareholder of record or registered shareholder. As the shareholder of record, you have the right to grant your voting proxy directly to the persons designated in the proxy card or another proxyholder or to attend and vote at the Annual Meeting.

Beneficial Owner

If your common shares are held with an Intermediary, that is the registered holder of your common shares, you are considered the beneficial owner of those common shares, and these proxy materials are being forwarded to you by your Intermediary, which is considered, with respect to those common shares, the shareholder of record. As a beneficial owner, you have the right to direct your Intermediary as to how to vote and are also able to appoint a proxyholder to participate at the Annual Meeting.

If you are a beneficial owner of common shares registered in the name of your Intermediary, your common shares are held by your broker, bank or Intermediary, or in “street name,” and you will need to obtain a voting instruction form/card or a legal proxy card from the organization that holds your common shares and follow the instructions included on that form/card regarding how to instruct the organization to vote your common shares.

Under applicable Canadian laws, your common shares cannot be voted by your Intermediary except in accordance with voting instructions received from you as the beneficial owner.

How do I vote?

A registered shareholder may vote by attending the Annual Meeting, as described above. Alternatively, a registered shareholder may vote by dating and signing the instrument of proxy/proxy card, and returning it to TSX Trust Company, Attention: Proxy Department, 301 – 100 Adelaide Street West, Toronto, ON M5H 4H1. A registered shareholder may also fax the completed proxy card to 416-595-9593 or scan and email the proxy card to tsxtrustproxyvoting@tmx.com. In any event, TSX must receive a registered shareholder’s completed instrument of proxy/proxy card not later than 8:30 a.m. (Eastern Daylight Time) on Friday, June 3, 2022, or not less than 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the time set for holding any adjournment of the Annual Meeting.

The instrument of proxy/proxy card must be signed by the registered shareholder or the registered shareholder’s duly appointed attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of such corporation. An instrument of proxy/proxy card signed by a person acting as attorney or in some other representative capacity (including a representative of a corporate shareholder) should indicate that person’s capacity (following his or her signature) and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been filed with the Company).

A beneficial shareholder should receive a voting instruction form/card (a “voting instruction card”) from your Intermediary. A beneficial shareholder should send to send the completed voting instruction card in accordance with the Intermediary’s instructions in advance of the proxy deadline, as to allow the Intermediaries to process the instructions and submit them to TSX so that they are received prior to the indicated proxy deadline.

Appointing a Proxyholder

The persons designated in the instrument of proxy/proxy card are officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder) other than the persons designated in the accompanying instrument of proxy/proxy card, to attend at and represent the shareholder at the Annual Meeting. To exercise this right, a registered shareholder should insert the name of the designated representative in the blank space provided on the instrument of proxy/proxy card and strike out the names of management’s nominees. Alternatively, a registered shareholder may complete another appropriate instrument of proxy/proxy card.

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If a registered shareholder intends to appoint a proxyholder, the registered shareholder must also take the additional step of registering the proxyholder as to obtain a control number from TSX before the Annual Meeting. To register the proxyholder, the shareholder should contact TSX at 1-866-751-6315 (within North America) or 212-235-5754 (outside North America) or www.tsxtrust.com/control-number-request and provide TSX with the required information for your proxyholder. The proxyholder needs to be registered prior to the deadline for delivery of proxy cards for the Annual Meeting in order to be able to vote.

If a beneficial shareholder wants to appoint a proxyholder (including the beneficial shareholder) to attend and vote at the Annual Meeting, the beneficial shareholder should follow the instructions provided by its Intermediary. A properly completed legal proxy will need to be completed by the beneficial shareholder or by its Intermediary (depending upon the Intermediary’s procedures) and received by TSX before the indicated proxy deadline. Further, a beneficial shareholder will also need to contact TSX and register the proxyholder before the deadline for delivery of proxy cards for the Annual Meeting in order to be able to vote. Beneficial shareholders should contact TSX at 1-866-751-6315 (within North America) or 212-235-5754 (outside North America) or www.tsxtrust.com/control-number-request and provide TSX with the required information for your proxyholder in order to register the proxyholder and obtain a control number from TSX before the Annual Meeting.

If you are a beneficial shareholder located in the United States and wish to participate at the Annual Meeting and vote your common shares in real time (or have another person attend as proxyholder and vote on your behalf) the Company understands that the above process involving usage of a voting instruction card received from your Intermediary may not be possible, and you may be required to obtain a valid legal proxy card from your Intermediary. The beneficial shareholder should follow the instructions from its Intermediary included with the legal proxy card or the voting information card sent to the beneficial shareholder, or contact the applicable Intermediary to request a legal proxy card if the beneficial shareholder has not received one. After obtaining a valid legal proxy card from the Intermediary, the beneficial shareholder must then submit such legal proxy card to TSX by the indicated deadline for delivery of proxy cards and must also register the proxyholder with TSX.

Voting of Proxy Cards and Exercise of Discretion by Proxyholders

All common shares represented at the Annual Meeting by properly executed proxy cards will be voted on any ballot that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the proxy card, the common shares represented by the proxy card will be voted in accordance with such instructions. The management designees named in the accompanying proxy card will vote or withhold from voting the common shares in respect of which they are appointed in accordance with the direction of the shareholder appointing him or her on any ballot that may be called for at the Annual Meeting, and if the shareholder specifies a choice with respect to any matter to be voted on, the common shares will be voted accordingly. In the absence of such direction, such common shares will be voted “FOR” the proposed resolutions at the Annual Meeting and “ONE YEAR” for the frequency of the advisory vote on executive compensation. The accompanying instrument of proxy/proxy card confers discretionary authority upon the persons named therein with respect to amendments of or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to other matters that may properly be brought before the Annual Meeting. In the event that amendments or variations to matters identified in the Notice of Annual Meeting are properly brought before the Annual Meeting or any further or other business is properly brought before the Annual Meeting, it is the intention of the management designees to vote in accordance with the recommendations of the Board or, if no recommendation is given, at their own discretion. At the time of printing this proxy statement, management of the Company knows of no such amendment, variation or other matter to come before the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting.

Voting at the Annual Meeting

You will have the right to vote at the Annual Meeting at https://web.lumiagm.com/269850672 if you are a registered shareholder or a duly appointed proxyholder who has been registered and has been provided with a control number from TSX.

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Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The common shares represented by the proxy cards received, properly marked, signed and not revoked, will be voted at the Annual Meeting. However, if the shareholder has appointed a proxyholder other than the management nominees named in the proxy card, it will be necessary for the proxyholder to obtain a control number from TSX, as discussed above.

What if I vote and then change my mind?

A shareholder of record who has submitted an instrument of proxy/proxy card may revoke it at any time prior to the exercise thereof. In addition to any manner permitted by law, a proxy may be revoked by an instrument in writing executed by the registered shareholder or by his or her duly authorized attorney or, if the shareholder of record is a corporation, executed by a duly authorized officer or attorney of the corporation and deposited either: (i) at the registered office of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the instrument of proxy/proxy card is to be used; or (ii) with the Chairman of the Meeting on the day of the Annual Meeting, or any adjournment thereof.

A beneficial owner may also revoke voting instructions previously submitted. If a beneficial owner wishes to revoke voting instructions, he or she should contact their Intermediary to discuss what procedures need to be followed. The change or revocation of voting instructions by a beneficial owner can take several days or longer to complete and accordingly, any such action should be completed well in advance of the deadline prescribed in the instrument of proxy/proxy card or voting instruction form/card by the Intermediary or its service company to ensure it is given effect at the Annual Meeting.

What vote is required to approve each proposal?

The presence at the Annual Meeting, in person or by proxy, by at least two persons present and holding or representing by proxy not less than 25% of the outstanding common shares entitled to be voted at the Annual Meeting will constitute a quorum for our meeting. Under applicable Canadian laws, if a valid proxy card is submitted in respect of common shares, abstentions and broker non-votes (see below) as provided in that proxy card will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•	No shareholder vote is required for Item 1 (receiving the Company’s audited consolidated financial statements and the auditors’ report thereon);

•	With respect to Proposal 1 (election of directors), the six (6) nominees receiving the highest number of votes “FOR” duly cast at the Annual Meeting will be elected to the Board. Any “WITHHELD” votes and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

•	With respect to Proposal 2 (the proposal to appoint Grant Thornton LLP as auditors), the affirmative vote of the holders of a majority of the votes cast in respect thereof by persons present in person or by proxy at the Annual Meeting. Any “WITHHELD” votes and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

•	With respect to Proposal 3 (approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement), the affirmative vote of the holders of a majority of the votes cast in respect thereof by persons present in person or by proxy at the Annual Meeting. The proxy card does not allow for a shareholder to elect “WITHHELD” in relation to this proposal. Any abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

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•	The vote on Proposal 4 (advisory vote on the frequency of the advisory votes on executive compensation) has three possible substantive responses (every 1 year, every 2 years or every 3 years), and the response that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by the shareholders on an advisory basis. The proxy card does not allow for a shareholder to elect “WITHHELD” in relation to this proposal. Any abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

Holders of common shares will not have any dissent rights or rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Under applicable United States laws, banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange (the exchange that makes such determinations), but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received voting instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your common shares.

However, under applicable Canadian securities laws, banks, brokers and other Intermediaries are not permitted to vote common shares held on behalf of beneficial shareholders except in accordance with voting instructions received from the applicable beneficial shareholder. Therefore, Canadian Intermediaries are not permitted to exercise discretionary voting authority in relation to “routine” business. Further, the Business Corporations Act (Alberta) (the “ABCA”), the statute pursuant to which the Company has been incorporated, provides that shares of a corporation that are registered to a registrant or a registrant’s nominee and are not beneficially owned by the registrant are not permitted to be voted without instructions from the beneficial owner, and the registrant is not permitted to appoint a proxyholder in respect of those shares without voting instructions from the beneficial owner.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of management of the Company and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies, provided that the Company does not intend to pay for the costs of forwarding proxy-related materials (including the notice-and-access notification) to “objecting beneficial owners” unless required by applicable United States securities laws. As a consequence, such objecting beneficial owners may not receive the proxy-related materials unless their Intermediary assumes the cost of delivery.

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ITEM 1: TO RECEIVE THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AS AT AND FOR THE YEAR ENDED DECEMBER 31, 2021 AND THE AUDITORS’ REPORT THEREON

No formal action will be taken at the Annual Meeting to approve the audited consolidated financial statements of the Company as at and for the year ended December 31, 2021, which have been approved by the Board in accordance with applicable corporate and securities legislation. Copies are available on our website (www.zomedica.com), on SEDAR (www.sedar.com) and on EDGAR (www.sec.gov).

PROPOSAL 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING

Our Board consists of six directors. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the following persons have been nominated for election as directors of the Company at the Annual Meeting, each to serve until the next annual meeting of the common shareholders of the Company or until their successors are elected or appointed. All six (6) nominees are currently members of the Board.

The six (6) nominees receiving the highest number of votes “FOR” duly cast at the Annual Meeting will be elected to the Board.

Shareholders can vote for all of the proposed directors set forth herein, vote for some of them and withhold for others, or withhold for all of them. If, prior to the Annual Meeting, any vacancies occur in the list of proposed nominees herein submitted, the persons named in the enclosed instrument of proxy intend to vote FOR the election of any substitute nominee or nominees approved by the Board and FOR the remaining proposed nominees. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected.

Nominees for Election until the Next Annual Meeting

The following table sets forth the name, age as of the Record Date and position of each of our directors, all of whom have been nominated for re-election at the 2022 Annual Meeting:

Name	Age	Position
Jeffrey Rowe (1)(2)(3)	66	Chairman
Robert Cohen (4)	63	Director
Chris MacLeod (1)(2)(3)	52	Director
Johnny D. Powers (2)(3)	60	Director
Sean Whelan (1)	50	Director
Rodney Williams (1)(2)(3)	60	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Mr. Cohen served as our Chief Executive Officer until his retirement on November 1, 2021.

Information as to the common shares of the Company that are beneficially owned, controlled or directed, directly or indirectly, by each nominee is provided under “Security Ownership of Certain Beneficial Owners and Management” below.

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

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Jeffrey Rowe has been Chairman of the Board and Chairman of our Compensation Committee since December 2019 and has served as a director since April 2016. Mr. Rowe served as Chairman of our Audit Committee from April 2016 until September 2021. Until his retirement in October 2015, Mr. Rowe served as Executive Vice President and a Director of Diplomat Pharmacy, Inc. (NYSE: DPLO), the largest independent specialty pharmacy company in the U.S. During his tenure with Diplomat, the company grew from a single location with less than $5 million in revenue, to sixteen locations and $3 billion in sales, and became publicly traded on the New York Stock Exchange. Prior to his career with Diplomat, Mr. Rowe owned two successful community pharmacies in Genesee County, Michigan. He holds a Bachelor of Pharmacy degree from Ferris State University. We selected Mr. Rowe to serve on our Board due to his financial expertise and his extensive experience in pharmaceutical operations, the specialty pharmacy industry and fundamental business strategies involving accreditation, contracting, cybersecurity and regulation, combined with an expertise in compounding and integrative medicine. Mr. Rowe resides in Flushing, Michigan.

Robert Cohen was appointed to the Board in August 2020. Mr. Cohen served as our Chief Executive Officer from January 1, 2021 until his retirement on November 1, 2021 and served as our Interim Chief Executive Officer from June 2020 until his appointment as Chief Executive Officer. From April 2017 to May 2019, he was President and Chief Executive Officer of EmboMedics, Inc., an early stage medical device company. From November 2009 to February 2017 he was a founder and President and Chief Executive Officer of Miromatrix Medical Inc., an early stage biotechnology company. Mr. Cohen also served as President and Chief Executive Officer of Travanti Pharma Inc., Advanced Circulatory Systems Inc., and GCI Medical. In addition, he served in senior management positions at St. Jude Medical, Inc, Sulzermedica, and Pfizer Inc. Mr. Cohen has a Bachelor of Arts degree from Bates College and has a J.D. degree from the University of Maine School of Law. We selected Mr. Cohen to serve on our Board due to his extensive experience in pharmaceutical operations, including his service as our Chief Executive Officer. Mr. Cohen resides in Eden Prairie, Minnesota.

Chris MacLeod has been a director since July 2020. Mr. MacLeod is an attorney whose practice is focused on complex business litigation. Since January 2010, Mr. MacLeod has been a founding partner of Cambridge LLP, a Canadian law firm. Mr. MacLeod holds a bachelor’s degree in political science and religious studies from the University of Regina and an LLB from the University of Saskatchewan. We selected Mr. MacLeod to serve on our Board due to his experience in representing companies in international matters. Mr. MacLeod resides in Oakville, Ontario, Canada.

Johnny D. Powers has been a director since August 2019. Dr. Powers has over 30 years of experience in the medical diagnostics industry, including over seven years of experience in veterinary healthcare as a senior executive at IDEXX Laboratories, Inc. Dr. Powers was Executive Vice President of IDEXX from 2012 until 2016, overseeing multiple business units, including IDEXX Reference Labs, Telemedicine Services, Rapid Assay Point-of-Care Products, Bioresearch and Worldwide Operations. He joined IDEXX as Corporate Vice President in February 2009, where he led IDEXX Reference Labs to a global leadership position. Dr. Powers holds a bachelor’s degree in chemistry from Wake Forest University, an M.S. in chemical engineering from Clemson University, an M.B.A. from the Duke University Fuqua School of Business and a Ph.D. in biochemical engineering from North Carolina State University. Dr. Powers has an extensive and proven track record of product innovation, commercial execution and operational excellence in the medical diagnostics industry. He has led the development and commercialization of hundreds of innovative diagnostic platforms, products and services in early-stage businesses as well as global, multi-billion-dollar companies. We selected Mr. Powers to serve on our Board due to his background and experience in the veterinary healthcare field and his proven capabilities in commercial operations. Dr. Powers resides in Scottsdale, Arizona.

Sean Whelan has been a director and Chairman of the Audit Committee since September 2021. Since August 2020, Mr. Whelan has served as the Chief Executive Officer of Encore Rehabilitation Services, a provider of therapy services and associated compliance and revenue cycle support services. From November 2019 until July 2020, Mr. Whelan served as the Chief Financial Officer of Smile America Partners, a provider of in-school dental services. From September 2018 to October 2019, Mr. Whelan served as the Chief Financial Officer of Bedrock Manufacturing, LLC, a manufacturer and retailer of watches, leather goods, apparel, bags and luggage. From September 2017 to September 2018, he served as the Chief Financial Officer of Encore Rehabilitation Services. From December 2010 to December 2016, Mr. Whelan served as the Chief Financial Officer, Secretary and Treasurer and as a Director of Diplomat, Inc. (NYSE: DPLO), a then publicly-traded specialty pharmacy. Mr. Whelan is a Certified Public Accountant and holds Bachelor of Business Administration and Master of Accounting degrees from the University of Michigan’s Ross School of Business. We selected Mr. Whalen to serve on our Board due to his financial expertise and experience in the healthcare field. Mr. Whelan resides in Plymouth, Michigan.

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Rodney Williams, MBA has served as a director and the Chair of our Nominating and Corporate Governance Committee since April 2016. He is currently employed as President and CEO for Tavera Tech Consulting Associates. Previously, Mr. Williams served as an independent director on the board and then CEO and Executive Chairman for PaceMate, LLC, a digital healthcare company, as well as Corporate Global Vice President Portfolio and Services for publicly-traded Align Technologies, Inc. (NASDAQ: ALGN), a medical device company. Mr. Williams is an entrepreneur-in-residence with PTV Healthcare Capital, a private equity investment firm and he has been with PTV since October 2015. Prior to PTV, he was President and CEO of Heart Rhythm Society Consulting Services from January 2013 through August 2015. From January 2008 through January 2013, Mr. Williams served as Senior Vice President of Global Product Planning and Marketing at St. Jude Medical Inc. Mr. Williams also served in commercial leadership roles in sales and marketing at GE Healthcare, Johnson and Johnson, and Bausch & Lomb. Mr. Williams earned both his MBA and Bachelor of Science degrees from the University of Southern California and attended the General Management Executive Leadership Program at The Wharton School of Business. We selected Mr. Williams to serve on our Board due to his experience with both large and small-cap medical technology and related health care companies and his global commercialization expertise. Mr. Williams resides in Grapevine, Texas.

Corporate Cease Trade Orders or Bankruptcies

No director or proposed director of the Company is, or has been within the past ten years, a director, chief executive officer or chief financial officer of any company that, while such person was acting in that capacity:

(i)	was the subject of a cease trade or similar order or an order that denied the company access to any exemptions under securities legislation for a period of more than 30 consecutive days; or

(ii)

was the subject of a cease trade order, an order similar to a cease trade order or an order that denied the company access to any exemptions under securities legislation for a period of more than 30 consecutive days, that was issued after that individual ceased to be a director or chief executive officer or chief financial officer and which resulted from an event that occurred while such person was acting in a capacity as a director, chief executive officer or chief financial officer.

No director or proposed director of the Company is, or has been within the past ten years, a director or executive officer of any company that, while such person was acting in that capacity, or within a year of that individual ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company is or has, within the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

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Penalties or Sanctions

No director or proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority. No director or proposed director of the Company has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Advance Notice By-law

The Company has adopted an advance notice by-law (the “Advance Notice By-law”) which provides for advance notice to the Company by a shareholder who intends to nominate a person for election as a director other than pursuant to: (i) a requisition of a meeting made pursuant to the provisions of the ABCA; or (ii) a shareholder proposal made pursuant to the provisions of the ABCA. Among other things, the Advance By-law fixes a deadline by which holders of common shares must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

The purpose of the Advance Notice By-Law is to ensure that all shareholders, including those participating in a meeting by proxy rather than in person, receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner.

The foregoing is merely a summary of certain aspects of the Advance Notice By-law, is not comprehensive and is qualified by the full text of thereof contained in Amended and Restated By-law No. 1 (2nd version) of the Company. As of the date of this proxy statement, the Corporation has not received notice of a nomination for election at the Annual Meeting in compliance with the Advance Notice By-Law.

For the estimated deadline to provide a notice to nominate a director pursuant to the Advance Notice By-law at next year’s meeting of shareholders, see “Shareholder Proposals – Advance Notice By-law” below.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE

ELECTION OF THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board Composition

Our Board is currently comprised of six directors. At the Annual Meeting, the shareholders will be asked to elect directors to hold office until the close of the next annual meeting of shareholders, or until their respective successors are elected or appointed. Our Board is responsible for the business and affairs of our company and considers various matters that require its approval.

Board of Director Meetings

Our Board met 12 times in 2021. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All directors attended the 2021 annual meeting of shareholders, which was held remotely.

Director Independence

Our Board determines the independence of our directors by applying the independence principles and standards established by the NYSE American LLC, or NYSE American, including those published in the NYSE American LLC Company Guide. These provide that a director is independent only if our Board affirmatively determines that such director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. They also specify that a director who is an executive officer or employee of the Company or has been an executive officer or employee of the Company within three years, precludes a determination of independence with respect to such director. Under the rules of the NYSE American, independent directors must comprise at least 50% of our Board. In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance Committees must be independent.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Dr. Powers, Mr. Rowe, Mr. Williams, Mr. MacLeod and Mr. Whelan do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE American. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other Board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Under the ABCA, there is a requirement that the audit committee of a Canadian “reporting issuer” such as the Company must consist of at least three directors, a majority of whom are not officers or employees of the Corporation or any of its affiliates. Further, Canadian securities laws impose requirements with respect to the composition of audit committees, including independence requirements. However, the Company currently qualifies for an exemption from compliance with the audit committee requirements in Canadian securities laws, and therefore instead complies with the requirements of the NYSE American and United States securities laws described above.

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Board Committees

Our Board has three standing committees: The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. All of our committee members are independent, as defined under the NYSE American rules.

Each of our committee charters is available on our website at www.zomedica.com.

Audit Committee

Our Audit Committee is currently comprised of four members, Mr. Whelan (Chairman), Mr. Rowe, Mr. Williams and Mr. MacLeod, each of whom is “independent” as that term is defined under applicable SEC rules and NYSE American Listing standards. Dr. Powers served on the Audit Committee until March 1, 2022. We have designated Mr. Whelan as our “Audit Committee financial expert,” as defined under Item 407 of Regulation S-K.

 Our Audit Committee’s responsibilities include:

•	selecting, retaining and approving the compensation of our independent registered public accounting firm;
•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;
•	pre-approving all audit, non-audit and tax services to be performed by our independent registered public accounting firm;
•	reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;
•	recommending to the Board that the audited financial statements and the Management discussion and analysis section be approved and filed in Canada and included in the Company’s Form 10-K;
•	reviewing the adequacy and effectiveness of our financial reporting processes, our internal control policies and procedures and our disclosure controls and procedures;
•	establishing, reviewing and overseeing procedures for the treatment of complaints on accounting, internal accounting controls or audit matters;
•	reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports;
•	reviewing and approving in advance any proposed related-person transactions;
•	reviewing and discussing with management policies and guidelines to govern the process by which management assesses and managing our risks, including the our major financial risk exposures and the steps management has taken to monitor and control such exposures;
•	reviewing and discussing with management earnings press releases; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.

All audit services and non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Our Audit Committee met 4 times in 2021.

Compensation Committee

Our Compensation Committee is currently comprised of four members, Mr. Rowe (Chairman), Mr. Williams, Mr. MacLeod and Dr. Powers, each of whom is “independent” as that term is defined under applicable SEC rules and NYSE American Listing standards.

 Our Compensation Committee’s responsibilities include:

•	developing and periodically reviewing compensation policies and practices applicable to executive officers;
•	annually reviewing and recommending the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;

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•	determining bases for and fix or recommend to the Board for approval compensation levels for other executive officers
•	supervising, administering and evaluating incentive, equity-based and other compensatory plans in which executive officers and key employees participate;
•	reviewing and recommending to the Board for approval of any employment agreements, severance arrangements, change-in- control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers;
•	reviewing the adequacy of director compensation; and
•	preparing and reviewing any compensation committee report that the SEC may require in our annual proxy statement.

Our Compensation Committee met 2 times in 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is currently comprised of four members, Mr. Williams (Chairman), Mr. Macleod, Mr. Rowe and Dr. Powers, each of whom is “independent” as that term is defined under applicable SEC rules and NYSE American Listing standards.

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to the Board for its approval criteria to be considered in selecting nominees for director;
•	identifying and screening individuals qualified to become members of the Board;
•	making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the annual meeting of shareholders;
•	reviewing and making recommendations to the Board in respect of our management succession plans, management training and development plans, termination policies and termination arrangements;
•	reviewing the Board’s committee structure and recommend to the Board for its approval directors to serve as members of each committee; and
•	reviewing and approving conflicts of interest of our directors, officers and affiliates.

Our Nominating and Corporate Governance Committee met 3 times in 2021.

Shareholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by shareholders as long as the shareholders comply with our articles and the requirements of the ABCA, in recommending a potential candidate. A shareholder of record can also nominate a candidate for election to the Board by complying with the procedures set forth in our Advance Notice By-law.

Shareholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108, Attn.: Secretary. For more information on the process under our Advance Notice By-law, please see the section below titled “Shareholder Proposals – Advance Notice By-law.”

Assuming that the appropriate information is provided for candidates recommended by shareholders (who choose not to utilize the Advance Notice By-law process), our Nominating and Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons.

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Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have determined that it is in our best interests and the best interests of our shareholders to separate these roles at this time. Mr. Heaton currently serves as our Chief Executive Officer and Mr. Rowe serves as Chairman of our Board.

                Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks facing our general risk management strategy, and us and also ensures that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe that this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

Shareholder Communications

Our Board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.

Communications from shareholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Corporation tends to receive repetitive or duplicative communications.

Shareholders who wish to send communications to the Board should address such communications to: The Board of Directors, Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, MI 48108, Attention: Secretary.

Code of Ethics

Our Board has adopted the Code of Ethics, which applies to all officers, directors and employees. Our Code of Ethics is available on our website at www.zomedica.com, as well as our SEDAR profile at www.SEDAR.com. Information contained in, or accessible through, our website does not constitute part of this proxy statement. We intend to disclose any amendments to our Code of Ethics, or waivers of its requirements, on our website and on our SEDAR profile, as well as in our filings under the Exchange Act and filings to satisfy Canadian securities requirements on our SEDAR profile.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Canadian Governance Disclosure

                Attached as Appendix A to this proxy statement is disclosure of the Company’s corporate governance practices as required by Form 58-101F1. This disclosure is required under Canadian securities requirements.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers as of the Record Date:

Name	Age	Position(s)
Larry Heaton	65	Chief Executive Officer
Ann Marie Cotter	53	Chief Financial Officer and Corporate Secretary
Adrian Lock	61	Vice President and General Manager and Chief Executive Officer of Pulse Veterinary Technologies, LLC

Management

                Larry Heaton has been our Chief Executive Officer since November 1, 2021 and served as our President from October 1, 2021 until his appointment as Chief Executive Officer upon Mr. Cohen’s retirement. Mr. Heaton, 65, served as President, Chief Executive Officer and Director of Flowonix, Inc., a privately-held company marketing implantable drug-delivery systems for the management of pain and spasticity, from May 2016 until May 2020. Mr. Heaton has more than 35 years of executive leadership and operations experience from the medical device and biotechnology industries with an extensive focus on commercialization and business development in both large cap and early-stage medical device companies. Mr. Heaton holds a Bachelor of Arts degree from Eastern Illinois University.

Ann Marie Cotter, CPA has been our Chief Financial Officer and Corporate Secretary since October 2020. From August 2020 until October 2020, she served as our Interim Chief Financial Officer and Corporate Secretary. From August 2018 to August 14, 2020, she served as our Vice President, Finance, where she has taken a lead role in the internal accounting operations, as well as budgeting and forecasting responsibilities for the Company. She has held various consulting, controllership and CFO roles for both private and publicly held companies. Additionally, Ann has served clients in multiple industries having public accounting experience in both audit and tax services. She holds a Master of Taxation from Capital University Law School and a Bachelor of Arts in Economics and Spanish from Capital University. She is a Certified Public Accountant, licensed in Ohio since 1996.

Adrian Lock has been our Vice President and General Manager since October of 2021 and the Chief Executive Officer of Pulse Veterinary Technologies, LLC (“PulseVet”) since October 2013. Mr. Lock joined the Zomedica leadership team in October 2021 when we acquired PulseVet. Prior to starting his healthcare career, Mr. Lock served in the United States Navy as a nuclear trained submarine officer, where he was awarded a Navy Achievement Medal and a Navy Commendation Medal while aboard 2 submarines, USS Flying Fish (SSN673), and USS Scranton (SSN756), and as a Watch Officer at Commander, Submarine Force Atlantic. Mr. Lock holds a Bachelor of Science degree in Engineering Science from Vanderbilt University, which he attended on a Navy ROTC scholarship.

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EXECUTIVE COMPENSATION

The following table shows the compensation for each of the years ended December 31, 2021 and December 31, 2020 awarded to or earned by each individual who served as our principal executive officer or acting in a similar capacity during the last completed fiscal year and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2021 as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an executive officer as of December 31, 2021. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position		Salary	Bonus	Option	All Other	Total
				Awards (6)	Compensation (7)
		$	$	$	$	$
Larry Heaton (1)
Chief Executive Officer	2021	100,000	50,000	4,911,815	38,004	5,099,819

Robert Cohen (2)	2021	347,667	200,000	-	37,731	585,398
Former Chief Executive Officer	2020	184,979	81,500	2,435,504	14,236	2,716,219

Ann Marie Cotter (3)	2021	214,583	53,203	-	5,870	273,656
Chief Financial Officer	2020	68,750	19,000	573,372	6,476	667,598

Adrian Lock (4)
Chief Executive Officer (PulseVet)	2021	68,750	57,725	486,912	-	613,387

Bruk Herbst (5)	2021	199,904	33,082	-	233,199	466,185
Former Chief Commercial Officer	2020	150,000	26,250	624,060	43,966	844,276

__________________

(1)

Mr. Heaton entered into an employment agreement on October 1, 2021 pursuant to which his is entitled to receive and annual salary of $400,000 and an annual bonus of up to $200,000. He also received 10,000,000 in stock options valued at $4,869,119.

(2)

Pursuant to Mr. Cohen’s amended employment agreement he was entitled to an annual salary of $417,200 and an annual bonus of up to $200,000. On October 31, 2021 Mr. Cohen retired as Chief Executive Officer. In 2020 Mr. Cohen was granted 2,000,000 stock options valued at $279,944 and 12,000,000 stock options valued at $2,155,560.

(3)

Upon Ms. Cotter’s appointment as Chief Financial officer in 2020, she was entitled to a salary of $200,000 and a bonus of 25% of base salary. In July 2021, her salary increased to $225,000 per year. In 2020 Ms. Cotter was granted stock options of 300,000 options valued at $21,342 and 3,000,000 valued at $552,030. Ms. Cotter was not granted any stock options in 2021. Effective January 1, 2022, Ms. Cotter’s base salary was increased to $300,000.

(4)

Pursuant to Mr. Lock’s agreement he is entitled to an annual salary of $245,000 and a bonus equal to a percent of base, determined by goals accomplished. Mr. Lock received 1,000,000 stock options valued at $486,912 in 2021 upon finalizing the acquisition of PulseVet. Effective January 1, 2022, Mr. Lock’s base salary was increased to $288,000.

(5)

Pursuant to Mr. Herbst’s employment agreement entered into in July 2017, he was entitled to receive an annual salary of $150,000. He also received a monthly car allowance of $4,000. In 2020, Mr. Herbst received a stock option grant of 700,000 shares, 175,000 vesting immediately, valued at $44,419. On December 31, 2020 Mr. Herbst received a stock option grant of 3,000,000 shares valued at $552,030. Upon Mr. Herbst’s separation from the Company, his options vested immediately. He did not receive a stock option grant in 2021. Mr. Herbst also received a severance payment upon his separation from the Company.

(6)

The amounts in this column reflect the aggregate grant date fair values of the stock options granted in 2021 and 2020 to the NEOs, in each case, calculated in accordance with FASB ASC Topic 718. The actual value that the NEOs will realize for these awards is a function of the value of the underlying shares if and when these awards are exercised and sold.

(7)	All Other Compensation represents monthly allowances and severance amounts, net of vacation accrual.

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Employment Arrangements with Our Named Executive Officers

Larry Heaton

On October 1, 2021, we entered into an employment agreement with Mr. Heaton (the “Heaton Employment Agreement”). The Heaton Employment Agreement provides, among other things, for: (i) a term ending December 31, 2024, subject to automatic renewal for successive one year terms unless either party provides thirty (30) days prior written notice of its election not to renew; (ii) an annual base salary of $400,000; (iii) eligibility for an annual discretionary bonus having a target amount of 50% of his base salary based upon achievements approved by the Board; and (iv) in the event that Mr. Heaton’s employment is terminated for any reason other than “cause” or disability or he resigns for “good reason” (each as defined in the Heaton Employment Agreement), Mr. Heaton will be eligible for, subject to execution and non-revocation of a release of claims in our favor: (a) payments equal to one-half of his then current annual salary, to be paid in installments over a six (6) month period in accordance with our regular payroll practices, (b) any portion of his bonus for the year of termination that was earned but unpaid and (c) in the event Mr. Heaton elects to continue his group medical/dental insurance coverage, reimbursements for premium costs of such continuation coverage, at the same level of coverage that was in effect as of termination, for up to six (6) consecutive months or, if earlier, until such continuation coverage is no longer available under applicable laws and plans. Mr. Heaton is subject to non-compete and non-solicit provisions, which apply during the term of his employment and for a period of one (1) year following termination of his employment for any reason. Mr. Heaton is also eligible to receive stock option grants under our Amended and Restated Stock Option Plan and to participate in our employee benefit plans, including health and 401(k) plans, subject to any qualification period therefor. He is also entitled to the reimbursement of reasonable business expenses. The Heaton Employment Agreement also contains customary confidentiality and intellectual property covenants.

Ann Marie Cotter

In connection with Ms. Cotter’s appointment as Interim Chief Financial Officer, we agreed to pay her a base salary of $200,000 per year. In June 2021, Ms. Cotter received an increase in base salary where her base salary was increased to $225,000 per year. Effective January 1, 2022, Ms. Cotter’s base salary was increased to $300,000. Ms. Cotter is eligible to receive an annual discretionary bonus of up to 35% of her base salary based upon achievements approved by the Board. The bonus, if any, will be payable within sixty (60) days following the end of each fiscal year. Ms. Cotter is also eligible to receive stock option grants under our Amended and Restated Stock Option Plan and to participate in our employee benefit plans, including health and 401(k) plans, subject to any qualification period therefor. She is also entitled to the reimbursement of reasonable business expenses.

Adrian Lock

On September 6, 2019, PulseVet entered into an employment agreement with Mr. Lock (the “Lock Employment Agreement”). The Lock Employment Agreement provides, among other things, for: (i) a five (5) year term, subject to automatic renewal for successive one year terms unless either party provides sixty (60) days prior written notice of its election not to renew; (ii) an annual base salary of $245,000 (increased to $288,000 effective January 1, 2022); (iii) eligibility for an annual discretionary bonus up 50% of his base salary based upon achievements approved by the Board; and (iv) in the event that Mr. Lock’s employment is terminated for any reason other than “cause” or he resigns for “good reason” (each as defined in the Lock Employment Agreement), Mr. Lock will be eligible for, subject to execution and non-revocation of a release of claims in our favor: (a) payments equal to twelve (12) months of his then current annual salary, to be paid in equal installments in accordance with our regular payroll practices, (b) any portion of his bonus for the year of termination that was earned but unpaid and (c) in the event Mr. Lock elects to continue his group medical/dental insurance coverage, reimbursements for premium costs of such continuation coverage, at the same level of coverage that was in effect as of termination, for up to one (1) year (subject to extension for any extension of the non-compete period described below). Mr. Lock is subject to non-compete provisions, which apply during the term of his employment and for a period of twelve (12) months following termination of his employment for any reason. We have the option to extend such period for up to twelve (12) months. Mr. Lock is also subject to non-solicit provisions which apply during his employment and for a period of two (2) years following termination of his employment for any reason. Mr. Lock is also eligible to receive stock option grants under our Amended and Restated Stock Option Plan and to participate in our employee benefit plans, including health and 401(k) plans, subject to any qualification period therefor. He is also entitled to the reimbursement of reasonable business expenses. The Lock Employment Agreement also contains customary confidentiality and intellectual property covenants.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning outstanding equity awards for each named executive officer as of December 31, 2021:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Ann Cotter (1)	200,000	100,000	-	0.19	3/14/2025	-	-	-	-
Bruk Herbst (2)	700,000	-	-	0.19	2/17/2022	-	-	-	-
Ann Cotter (3)	300,000	150,000	-	0.11	10/2/2025	-	-	-	-
Robert Cohen (4)	12,000,000	3,000,000	-	0.23	12/30/2030	-	-	-	-
Ann Cotter (5)	3,000,000	2,250,000	-	0.23	12/30/2030	-	-	-	-
Bruk Herbst (2)	3,000,000	-	-	0.23	2/17/2022	-	-	-	-
Larry Heaton (6)	10,000,000	10,000,000	-	0.58	10/1/2031	-	-	-	-
Adrian Lock (6)	1,000,000	1,000,000	-	0.58	10/1/2031	-	-	-	-

(1)	Stock options vest 25% immediately upon issue, and 25% each of the next three years and expire on March 14, 2025.

(2)	Stock options vested immediately upon separation from service and expire on February 17, 2022.

(3)	Stock options vest 25% immediately upon issue, and 25% each of the next three years and expire on October 2, 2025.

(4)	Stock option vest 50% immediately upon issue, and 25% each of the next two years and expire on December 30, 2030.

(5)	Stock options vest 25% annually beginning December 30, 2021 and expire on December 30, 2030.

(6)	Stock options vest 25% annually beginning October 1, 2022 and expire on October 1, 2031.

-18-

DIRECTOR COMPENSATION

Beginning in May 2021, we established a formal compensation policy for our outside directors whereby each director receives $25,000 per year, payable quarterly.

On May 12, 2021, we granted the following options to our then existing non-employee directors:

•	Mr. Rowe – options to acquire 1,000,000 common shares;
•	Mr. MacLeod – options to acquire 800,000 common shares;
•	Dr. Powers – options to acquire 800,000 common shares;
•	Mr. Williams – options to acquire 800,000 common shares;
•	Mr. Wolfenberg (a former director) – options to acquire 800,000 common

Mr. Rowe, Mr. MacLeod, Dr. Powers, Mr. Williams, and Mr. Wolfenberg’s options have an exercise price of $0.78 per common share, vesting at 25% per year beginning with the first anniversary date of May 12, 2022, and expire ten years from the date of grant. Mr. Wolfenberg resigned from the Board effective September 13, 2021, and his options were immediately forfeited as none of his options had yet vested.

On September 13, 2021, we granted Mr. Whelan options to acquire 800,000 common shares in connection with his appointment to the Board. Mr. Whelan’s options have an exercise price $0.57 per common share, vesting at 25% per year beginning with the first anniversary date of September 13, 2021 and expire ten years from the date of grant.

The table below summarizes the compensation we paid to our non-employee directors in 2021.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Total ($)
Jeff Rowe	$15,903	-	$666,022	$681,925
Chris MacLeod	15,903	-	532,817	548,720
Johnny D. Powers	15,903	-	532,817	548,720
Rod Williams	15,903	-	532,817	548,720
Chris Wolfenberg	9,653	-	532,817	542,470
Sean Whelan	7,473	-	387,646	395,119
Robert Cohen	4,144	-	-	4,144
Total	$84,882	$-	$3,184,936	$3,269,818

(1)

The amounts in this column reflect the aggregate grant date fair values of the stock options granted in 2021 to the directors, in each case, calculated in accordance with FASB ASC Topic 718. The actual value that the director will realize for these awards is a function of the value of the underlying shares if and when these awards are exercised and sold.

(2)

Options outstanding as of December 31, 2021 include: Jeff Rowe, 1,250,000, Chris MacLeod, 975,000, Johnny D. Powers, 1,050,000, Rod Williams, 1,000,000, Sean Whelan, 800,000 and Robert Cohen 10,262,500.

Consulting Agreement with Johnny Powers

On March 1, 2022 we entered into a Consulting Agreement with Johnny Powers, a member of our Board (the “Powers Agreement”). Pursuant to the Powers Agreement Dr. Powers provides strategic consulting services to the Company. Dr. Powers is entitled to $10,000 per month as compensation and reimbursement for authorized expenses. The Powers Agreement expires November 30, 2022.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2021, with respect to all compensation arrangements maintained by us, including individual compensation arrangements, under which shares are authorized for issuance.

Note:

(1)

All of the securities listed in the table are options to acquire common shares of the Company which were granted pursuant to the Company’s Amended and Restated Stock Option Plan, which is described below. Under the Amended and Restated Stock Option Plan, the number of common shares available for option grants at a particular time is equal to 10% of the issued and outstanding common shares calculated on a non-diluted basis.

Stock Option Plan

As of December 31, 2015, Zomedica Corp (formerly, Wise Oakwood Ventures Inc.), had a shareholder-approved option plan, or the WOW Plan, pursuant to which options to purchase 200,000 common shares were outstanding. The terms of the WOW Plan were substantially similar to those of our current Stock Option Plan. In connection with the Qualifying Transaction, these options were consolidated into options to purchase 80,000 common shares of Zomedica Corp. and fully exercised and the WOW Plan was terminated.

In April 2016, concurrent with the completion of the Qualifying Transaction, we adopted a new equity stock option plan, the Stock Option Plan (also referred to herein as the “Amended and Restated Stock Option Plan”). The Stock Option Plan was approved by our shareholders. The purpose of the Stock Option Plan is to attract and retain employees, consultants, officers and directors to our Company and to motivate them to advance the interests of our Company by affording them with the opportunity, through share options, to acquire an equity interest in our Company and benefit from its growth. The Stock Option Plan was amended and restated twice in 2020, most recently on June 16, 2020.

Administration. The Stock Option Plan is administered by our Board. Our Board may grant options to purchase shares of our common shares or such other shares as may substitute therefore in the capital of Zomedica Corp. Our Board also has authority to determine the terms and conditions of each award, subject to the terms of the Stock Option Plan, prescribe, amend and rescind rules and regulations relating to the Stock Option Plan, and amend the terms of awards (provided that no amendment may materially prejudice the rights of a participant without consent such participant’s consent, and amendments are subject to other restrictions in the Stock Option Plan). Our Board may delegate authority to a committee of our directors or to an officer. Our Board may terminate the Stock Option Plan, provided that consent of participants is required if termination materially prejudices the rights of participants and required regulatory approvals must be obtained.

Eligibility. Persons eligible to receive awards under the Stock Option Plan include any person who is an employee, officer, director or consultant of the Company or a subsidiary thereof, provided that any consultant has performed and/or continues to perform services for our Company or its subsidiaries under a written agreement and on an ongoing basis or is expected to provide a service of value to our Company or its subsidiaries.

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Shares Subject to the Stock Option Plan. The aggregate number of shares of common shares available for issuance in connection with options and awards granted under the Stock Option Plan is ten percent of the total number of issued and outstanding common shares calculated on a non-diluted basis. If any award of options granted under the Stock Option Plan expires or terminates without having been fully exercised, that number of common shares shall become available for the purpose of future grants under the Stock Option Plan.

Terms and Conditions of Options. Our Board will determine the exercise price of options granted under the Stock Option Plan. The exercise price of stock options may not be less than that from time to time permitted under the rules of any stock exchange on which the common shares are then listed. In addition, the exercise price of an option must be paid in cash.

The number of common shares subject to each option shall be determined by our Board with the following limitations. The number of common shares reserved for issuance to any one individual, consultant, person conducting investor relations or insiders (as a group) (as defined in the Securities Act (Alberta)) in a 12-month period may not exceed 5%, 2%, 2% and 10%, respectively, of the issued and outstanding common shares at the time of the grant.

No option may be exercisable for more than ten years from the date of grant. Options granted under the Stock Option Plan will be exercisable at such time or times as our Board prescribes at the time of grant, with the Board having the right to amend or accelerate vesting, subject to applicable regulatory approvals. Options shall only be exercised by the participant as long as the optionee remains or was within the last ninety days an employee, officer, director or consultant, or if an optionee is engaged in investor relations activities within 30 days of being so engaged by our Company. If the optionee dies, option shall only be exercised within one year of the optionee’s death.

All benefits, rights and options accruing under the Stock Option Plan are non-transferrable and non-assignable, except as provided in the Stock Option Plan. During the lifetime of a participant, any options granted under the Stock Option Plan may only be exercised by the participant and in the event of the death of a participant, by the person or persons to whom the participant’s rights under the option pass by the participant’s will or applicable law.

Effect of Certain Corporate Transactions. In the event of a sale by our Company of all or substantially all of its assets or in the event of a change of control (as defined in the Stock Option Plan) of our Company, each participant shall be entitled to exercise, in whole or in part, the options granted to such participant under the Stock Option Plan, either during the term of the option or within ninety days after the date of the sale or change of control, whichever first occurs. However, with respect to performance vesting options that may be granted in the future, our Board has the discretion to determine whether the accelerated vesting provisions of the Stock Option Plan apply to such options, and may provide in the grant agreement for alternative provisions.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2021, all reports required to be filed under Section 16(a) during 2021 were filed on a timely basis, except as follows: a Form 3 for Adrian Lock was filed late, and a Form 4 for Adrian Lock related to an option grant was filed late.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of the Company submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2021 as follows:

•	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2021.

•	The Audit Committee has discussed with representatives of Grant Thornton LLP, the Company’s auditors and for United States securities purposes, its independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), the Securities and Exchange Commission, as well as any applicable Canadian requirements under applicable Canadian corporate or securities laws..

•	The Audit Committee has discussed with Grant Thornton LLP, the Company’s auditors, and for United States securities purposes, its independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by Grant Thornton LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission and with applicable Canadian securities authorities.

Audit Committee of Zomedica Corp.

Sean Whelan

Chris MacLeod

Jeffrey Rowe

Rodney Williams

Johnny Powers

 *             The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information with respect to beneficial ownership of our securities as of the Record Date by:

•	each person known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, more than 5% of the Company’s issued and outstanding common shares;
•	each of our named executive officers and directors; and
•	all our executive officers and directors as a group.

The number of common shares beneficially owned by each shareholder as indicated below has been determined in accordance with applicable United States securities requirements. Under such rules, beneficial ownership includes any common shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 979,899,668 common shares outstanding on the Record Date. In computing the number of common shares beneficially owned by a person and the percentage ownership of that person, common shares subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of the Record Date are considered outstanding, although these common shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each beneficial holder is c/o Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108. We believe, based on information provided to us, that each of the shareholders listed below has sole voting and investment power with respect to the common shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Shares Beneficially Owned	Shares Beneficially Owned %

Jeffrey Rowe (1)	12,677,980	1.3%
Robert Cohen (2)	7,262,500	*
Johnny D. Powers (3)	1,012,500	*
Ann Marie Cotter (4)	972,224	*
Rodney Williams (5)	551,900	*
Chris Macleod (6)	243,750	*
Larry Heaton	-	-
Sean Whelan	-	-
Bruk Herbst	-	-

All executive officers and directors as a group (9 persons)	22,720,854	2.3%

* Less than 1%

(1)

Includes 11,120,000 common shares held in the Rowe Family GST Trust, 664,480 common shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the “Jeffrey M. Rowe Living Trust”) and 181,000 common shares held by Mr. Rowe through his IRA. Mr. Rowe’s sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust with Mr. Rowe’s oversight. Mr. Rowe has disclaimed all beneficial ownership of the common shares held in the Rowe Family GST Trust except to the extent of his pecuniary interest therein. Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust and exclusively makes all investment decisions on behalf of this trust. Mr. Rowe also has options to purchase 437,500 common shares.

(2)	Includes options to purchase 7,262,500 common shares.

(3)	Includes options to purchase 387,500 common shares.

(4)	Includes options to purchase 972,224 common shares.

(5)	Includes 40,000 shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 350,000 common shares.

(6)	Includes options to purchase 243,750 common shares.

-23-

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED ON

Except as disclosed in this proxy statement, none of the directors or executive officers of the Company at any time since the beginning of the Company’s last financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted on, other than the election of directors or the appointment of auditors

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors and executive officers of the Company, any proposed nominee for election as a director of the Company or any associate of any director, executive officer or proposed management nominee, is or has been indebted to the Company or its subsidiaries at any time since January 1, 2021, except for indebtedness which has been fully repaid prior to the date of this proxy statement.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed in this proxy statement, none of the informed persons of the Company (as defined in National Instrument 51-102 - Continuous Disclosure Obligations of the Canadian securities administrators), nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which, in either case, has or will materially affect the Company or its subsidiaries.

MANAGEMENT CONTRACTS

Since January 1, 2021, there are no management functions of the Company or any of its subsidiaries that are to any substantial degree performed by a person or company other than the directors or officers of the Company or its subsidiaries.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our named executive officers and directors, we describe below the following description is of each transaction or series of transactions, since January 1, 2020 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed US $120,000; and
•

any of our directors, executive officers or holders of more than 5% of our common shares, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described elsewhere in this proxy statement. See “Executive Compensation” in this proxy statement.

Certain of our directors and beneficial owners of more than 5% of our common shares have participated in one or more of our offering transactions on the same terms and conditions as the other investors in such offerings.

Wickfield Phoenix LLC Lease Agreement

Wickfield Phoenix LLC is an affiliate of Wickfield Properties, LLC, which is controlled by Bradley J. Hayosh and Jeffrey S. Starman, who had beneficially owned over 5% of the common shares. On February 1, 2020, we cancelled our existing lease with Wickfield Phoenix LLC and entered a new lease. The new lease period was for 60 months, commencing on February 1, 2020, and ending on January 31, 2025, with a monthly rent payment of $32,452 escalating to $36,525 over the lease period. On February 1, 2021, we modified our existing lease with Wickfield Phoenix LLC. The new lease period was for 48 months, commencing on February 1, 2021, and ending on January 31, 2025, with a monthly rent payment of $12,039 for the first two months and escalating to $30,911 over the lease period.

-24-

Separation Agreement with Stephanie Morley

On May 14, 2021, in connection with Stephanie Morley’s separation from employment as our President and Chief Medical Officer, our wholly owned subsidiary, Zomedica Inc. (“ZI”) into a separation and release agreement (the “Morley Separation Agreement”) with Dr. Morley. Under the terms of the Morley Separation Agreement, Dr. Morley received (i) a separation payment of $225,000 and (ii) $13,664, a pro rata portion of her annual cash bonus for 2021. The Separation Agreement also provided that certain stock options held by Dr. Morley became immediately vested upon her separation. The Morley Separation Agreement contains a release of claims, as well as an acknowledgment of Dr. Morley’s existing confidentiality and non-solicitation obligations, pursuant to her employment agreement (as modified by the Morley Separation Agreement).

Separation Agreement with Bruk Herbst

On November 19, 2021, in connection with Bruk Herbst’s separation from employment as our Chief Commercial Officer, ZI entered into a separation and release agreement (the “Herbst Separation Agreement”) with Mr. Herbst. Under the terms of the Herbst Separation Agreement, Mr. Herbst received (i) $225,000 equal to a year’s salary and the remainder balance of his accrued bonus of $10,582 and (ii) certain equipment previously provided to him by the Company. The Separation Agreement contains a release of claims, as well as an acknowledgment of Mr. Herbst’s existing confidentiality and non-solicitation obligations, pursuant to his employment agreement (as modified by the Herbst Separation Agreement).

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

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PROPOSAL 2: APPOINT GRANT THORNTON LLP AS OUR AUDITORS UNTIL THE COMPLETION OF THE NEXT ANNUAL MEETING OF SHAREHOLDERS

The Board, on the recommendation of the Audit Committee, proposes that Grant Thornton LLP be re-appointed as auditors of the Company, and at the Annual Meeting, shareholders will be asked to re-appoint Grant Thornton LLP as the auditors to hold office until the completion of the next annual meeting of shareholders of the Company. Grant Thornton LLP was first appointed as the auditors to the Company on March 1, 2021 by the Board, and was re-appointed by the shareholders at the annual meeting held on July 30, 2021.

The Board, upon the recommendation of the Audit Committee, will set the compensation of Grant Thornton LLP.

Neither the auditors nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as the auditors to the Company, and as its independent public registered accounting firm for United States purposes.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by Grant Thornton LLP, our auditors and, for United States purposes, our independent registered public accounting firm, for each of the last two fiscal year.

	Year Ended December 31,
	2021	2020

Audit Fees	$596,429	$178,908
Audit Related Fees	59,500	30
Tax Fees	21,438	30,370
All Other Fees	145,152	27,087
	$822,519	$236,395

Audit Fees consist of fees for professional services and expenses relating to the audit of our annual financial statements, the audit of our internal control over financial reporting and the review of our quarterly financial information.

Audit Related Fees consist of fees for professional services and expenses reasonably relating to the audit of our annual financial statements or the review of our quarterly financial information and are not reported as Audit Fees.

Tax Fees are for tax-related services related primarily to tax consulting and tax planning.

All Other Fees consist of fees for products and services which are not included in the previous three categories. These services include review of financial data included in our registrations filed with the Securities and Exchange Commission.

The Audit Committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the United States Securities and Exchange Act of 1934, as amended, or the Exchange Act.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the Company’s external auditors and has concluded that the provision of such services is compatible with maintaining the independence of our auditors. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

-26-

Audit Related Fees

The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required in United States Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the United States Public Corporation Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted, and the Board has ratified, a pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy establishes a list of pre-approved services (including audit, audit-related and tax services), as well as a list of prohibited services (being non-audit services that are deemed inconsistent with an auditor’s independence).

Attendance at Annual Meeting

Representatives of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

Changes in Auditors

On February 26, 2021, the Company requested and the Audit Committee accepted the resignation of MNP LLP (“MNP”), the Company’s then auditors and for United States purposes, its independent registered public accounting firm, effective March 1, 2021 and recommended to the Board the engagement of Grant Thornton LLP as its new auditors, and for United States purposes, its independent registered public accounting firm as of that date. As described below, the change in auditors and its independent registered public accounting firm was not the result of any disagreement with MNP.

MNP’s audit reports on the Company’s financial statements for the years ended December 31, 2019 and 2020 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim periods through February 26, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and MNP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MNP’s satisfaction, would have caused MNP to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim periods through February 26, 2021, neither the Company nor anyone on its behalf has consulted with Grant Thornton LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE

APPOINTMENT OF GRANT THORNTON LLP AS THE AUDITORS OF THE COMPANY TO HOLD

OFFICE UNTIL THE COMPLETION OF THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board believes that the Company’s compensation program for executive officers is designed to attract and retain high quality people and to motivate them to achieve both our long-term and short-term goals.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, this proposal, commonly referred to as the “Say on Pay” resolution, seeks a shareholder advisory vote on the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K.

The Say on Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Nevertheless, our Board and our Compensation Committee value the opinions of our shareholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements. The Company will disclose the results of the shareholder advisory vote as a part of its report on voting results for the Annual Meeting.

The affirmative vote of the holders of a majority of votes cast in respect thereof by persons present in person or by proxy at the Annual Meeting and entitled to vote thereon will be required for the approval of the Say on Pay Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

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PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enables our shareholders to indicate their preference regarding how frequently we should seek non-binding advisory votes on the compensation of our named executive officers, as disclosed in our proxy statements pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two, or three years. Alternatively, shareholders may abstain from casting a vote. After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the shareholder advisory votes on executive compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their direct input on our compensation practices as disclosed in our proxy statements every year. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, the Board believes that shareholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation.

While the Board believes that its recommendation is appropriate at this time, shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding shareholder advisory votes on the approval of our named executive officer compensation practices should be held every year, every two years or every three years. The option among those choices receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be deemed to be the frequency preferred by our shareholders. The Board and the Compensation Committee value the opinions of our shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority of the votes cast support such frequency, the Board will consider our shareholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold shareholder advisory votes on executive compensation more or less frequently than the option approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDER VOTE FOR “ONE

YEAR” AS THE FREQUENCY FOR HOLDING THE ADVISORY VOTE TO APPROVE EXECUTIVE

COMPENSATION

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SHAREHOLDER PROPOSALS

Shareholder Proposals for 2023 Annual Meeting

Any shareholder proposals submitted for inclusion in our management information circular/proxy statement and instrument of proxy/proxy card for our 2023 annual meeting of shareholders in reliance on Rule 14a-8 under the Exchange Act must be received by us no later than December 29, 2022 in order to be considered for inclusion in our management information circular/proxy statement and instrument of proxy/proxy card. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the management information circular/proxy statement and instrument of proxy/proxy card. Any such proposal shall be mailed to: Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108, Attn.: Secretary.

Additionally, the ABCA, pursuant to which the Company has been incorporated, imposes requirements with respect to shareholder proposals made pursuant to the provisions of the ABCA. In order to be considered that the Company’s 2023 annual meeting of shareholders, proposals under the provisions of the ABCA must be received by not later than March 9, 2023 and comply with applicable requirements of the ABCA and the regulations thereunder.

Advance Notice By-law

In the case of an annual meeting of shareholders, the advance notice by-law we have adopted (defined herein as the “Advance Notice By-law”) requires that notice to the Company by a shareholder who proposes to nominate a director at the annual meeting be made not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors, whether or not called for other purposes, the Advance Notice By-law requires that notice to the Company by a shareholder who proposes to nominate a director at the special meeting be made not later than the close of business on the 15th day following the date on which the first public announcement of the date of the special meeting was made.

In no event shall an adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a timely notice as described above.

Assuming that the next meeting of shareholders is an annual meeting and that notice in respect thereof has been provided more than 50 days in advance thereof, the above provisions applicable to annual meetings shall apply. In the event that the meeting is scheduled for June 7, 2023 (one year from the date of the Meeting), a nominating shareholder would need to provide notice to the Company of such nomination between April 3, 2023 and May 8, 2023.

The Advance Notice By-law sets forth the information to be included in a notice provided by a shareholder who proposes to nominate a director for election at a meeting, and certain other procedures applicable to any such proposal.

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ADDITIONAL INFORMATION

Additional information relating to the Company is available through the internet on SEDAR, which can be accessed at www.sedar.com. Financial information on the Company is provided in the comparative financial statements and management discussion and analysis of the Company for the year ended December 31, 2021 which can also be accessed at www.sedar.com or which may be obtained upon request from the Company’s registered office at 350 7th Avenue SW, Suite 3400, Calgary, Alberta T2P 3N9 or in accordance with the procedures in the notice-and-access notice.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC and with Canadian securities regulatory authorities may be obtained without charge by writing to Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common shares on April 18, 2022. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our Annual Report on Form 10-K which is being made available to our shareholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of this proxy statement to any shareholder upon written or oral request to: Zomedica Corp., 100 Phoenix Drive, Suite 125, Ann Arbor, Michigan 48108, Attn.: Secretary, or by phone at 734-369-2555. Any shareholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the proxy card to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxyholder.

By Order of the Board of Directors

/s/ Larry Heaton
Larry Heaton Chief Executive Officer
April 28, 2022 Ann Arbor, Michigan

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APPENDIX A - DISCLOSURE OF CORPORATE GOVERNANCE PRACTICES PURSUANT TO

CANADIAN FORM 58-101F1

CORPORATE GOVERNANCE PRACTICES

CORPORATE GOVERNANCE DISCLOSURE (FORM 58-101F1)

1. Board of Directors — Disclose how the board of directors (the Board) facilitates its exercise of independent supervision over management, including:

the identity of directors that are independent, and

Johnny Powers, Sean Whelan, Jeffrey Rowe, Rodney Williams and Chris MacLeod are independent.

Our Board determines the independence of our directors by applying the independence principles and standards established by the NYSE American LLC, or NYSE American, including those published in the NYSE American LLC Company Guide. These provide that a director is independent only if our Board affirmatively determines that such director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of such director. They also specify that a director who is an executive officer or employee of the Company or has been an executive officer or employee of the Company within three years, precludes a determination of independence with respect to such director.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other Board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Dr. Powers is not independent for Audit Committee purposes, as he has entered into a consulting agreement with the Corporation. Accordingly, he has recently resigned from the Audit Committee.

In the remainder of this Form 58-101F1, a reference to independence of directors means independence under the general NYSE American requirements, and not the audit committee requirements under the Exchange Act.

the identity of directors who are not independent, and the basis for that determination.

Robert Cohen. In determining whether a director is independent, the Corporation chiefly considers whether the director has a relationship which could or could be perceived to interfere with the director’s exercise of independent judgment. Robert Cohen was an executive officer of the Corporation and therefore is not considered to be independent.

whether a majority of directors are independent.

With five out of the current six directors being independent, a majority of the Board is independent.

if a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

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Certain of the directors of the Corporation may, from time to time, serve as directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Director	Reporting Issuer
Robert Cohen	None
Jeffrey Rowe	None
Rodney Williams	None
Johnny D. Powers	None
Chris MacLeod	None
Sean Whelan	SPAR Group

whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

The independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not present. However, the Board believes that appropriate structures and procedures are in place to ensure that it can function independently of management and the Board periodically holds independent sessions at the end of Board meetings. Additionally, all committees of the Board are composed entirely of independent directors and hold meetings at which the independent directors discuss matters they deem relevant to the Corporation. Independent directors are also in frequent informal communication with one another.

whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

Commencing on December 2, 2019, the Chairman of the Board is an independent director. The Chairman focuses on promoting a culture of openness and debate among directors, helping to build and maintain constructive relationships between the independent and non-independent directors. When chairing Board meetings, the Chairman ensures that all views are heard and that the independent directors have an opportunity to challenge management constructively.

the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year

The following table summarizes the attendance levels of all board meetings held since the beginning of the Corporation’s most recently completed financial year:

Director	No. of Board Meetings attended	Percentage attendance
Jeffrey Rowe	12/12	100%
Rodney Williams	12/12	100%
Johnny D. Powers	12/12	100%
Chris MacLeod	12/12	100%
Robert Cohen	12/12	100%
Sean Whelan(1)	2/2	100%

(1) Mr. Whelan joined the board in September of 2021.

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The following table summarizes the attendance levels of all standing committee meetings held since the beginning of the Corporation’s most recently completed financial year:

Committee Member	Audit Committee Meetings attended	Percentage attendance	Compensation Committee Meetings attended	Percentage attendance	Nominating and Corporate Governance Committee Meetings attended	Percentage attendance
Sean Whelan(1)	1/1	100%	N/A	N/A	N/A	N/A
Jeffrey Rowe	4/4	100%	3/3	100%	2/2	100%
Rodney Williams	4/4	100%	3/3	100%	2/2	100%
Johnny D. Powers(2)	4/4	100%	3/3	100%	2/2	100%
Chris MacLeod	4/4	100%	3/3	100%	2/2	100%

(1)   Mr. Whelan joined the audit committee in September of 2021.

(2)   Dr. Powers resigned from the audit committee in March 2022.

The Corporation does not have a policy regarding director attendance at annual meetings of Shareholders.

2. Board Mandate — Disclose the text of the board’s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board has not developed a written mandate. The Board is satisfied that that roles and responsibilities are delineated in a satisfactory matter, having regard to various considerations such as (but not limited to) the particular expertise of the directors, their respective availability and independence.

3. Position Descriptions

(a)

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position, and

The Board has not developed written position descriptions for the chair of the Board and the chair of the Board’s committees, however the chair of the committees are charged with the responsibility of administering the applicable committee mandates, each of which is posted on the Corporation’s website at https://investors.zomedica.com/ under the Corporate Governance section.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

The Chief Executive Officer has entered into a written employment agreement, which delineates the role and expectations of such position.

4. Orientation and Continuing Education

(a)	Briefly describe what measures the board takes to orient new directors regarding

(i)	the role of the board, its committees and its directors, and

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The Corporation has not developed an official orientation or training program for new directors as required, new directors will have the opportunity to become familiar with the Corporation by meeting with other directors and its officers and employees. Orientation activities will be tailored to the particular needs and expertise of each director and the overall needs of the Board.

(ii)	the nature and operation of the issuer’s business;

Many of the Corporation’s directors are veterans of the pharmaceuticals, medical device and/or veterinary industries and, as such, have familiarity with the nature and operation of the Corporation’s business. Directors receive regular reporting from management. Any additional orientation activities that may be required for individual directors will be tailored to the particular needs and expertise of each director and the overall needs of the Board

(b)

Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors

 The Corporation does not provide formal continuing education to the Board, though it is encouraged for all members. Management does provide regular reporting, both on the Corporation’s operations and opportunities, as well industry trends and opportunities.

5. Ethical Business Conduct

(a)	Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i)	disclose how a person or company may obtain a copy of the code;

The Corporation has adopted a formal Code of Ethics and Business Conduct (the “Code”), which applies to all of its directors, officers, employees and consultants and also has a policy on Insider Trading, which all directors have agreed, in writing, to adhere to. A copy is posted on the Corporation’s website. In accordance with Canadian securities requirements, the Code is also filed on the Corporation’s SEDAR profile at www.SEDAR.com.

(ii)	describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code; and

In accordance with the aforementioned Code, the Board monitors ethical conduct of the Corporation and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges. The Code also designates a Compliance Officer, to whom complaints or concerns may be addressed. The Code also specifically addresses additional matters such as conflicts of interest, corporate opportunities, etc. In addition to the Code, the Board has found that the fiduciary duties placed on individual directors by the Corporation’s governing corporate legislation and the common law, as well as the restrictions placed by applicable corporate legislation on the individual director’s participation in decision of the Board in which the director has an interest, have been sufficient to ensure that the Board operates independently of management and in the best interests of the Corporation.

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(iii)

provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code

There have been no such material change reports as there have been no contraventions of the Code.

(b)

Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.

In accordance with applicable corporate laws, directors are obliged to disclose any potential conflicts in accordance with, and subject to such procedures and remedies, as applicable, under the Business Corporations Act (Alberta).

(c)	Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board considers that the policies and procedures outlined above are sufficient to promote a culture of ethical business conduct. If ever in doubt, management seeks guidance from the Board and/or outside advisors to ensure that such levels of conduct are adhered to.

6. Nomination of Directors

(a)	Describe the process by which the board identifies new candidates for board nomination

The Board has appointed a Nominating and Corporate Governance Committee, which fulfills these functions. When the Board identifies the need to fill a position on the Board, the Board requests that current Directors forward potential candidates for consideration.

(b)

Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.

The Board has appointed a Nominating and Corporate Governance Committee which is comprised entirely of independent directors.

(c)	If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Nominating and Corporate Governance Committee is responsible for determining the qualification, skills and expertise required on the Board, as well as for the screening of potential candidates and the delivery of recommendations to the Board.

For a complete description of the Nominating and Corporate Governance Committee’s responsibilities, powers and operations, please refer to the Nominating and Corporate Governance Committee Charter, a copy of which is available from the Corporation’s website at https://investors.zomedica.com/ under the Corporate Governance section.

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7. Compensation

(a)	Describe the process by which the board determines the compensation for the issuer’s directors and officers.

The Board has appointed a Compensation Committee, which fulfills these functions. The Compensation Committee reviews all board and officer compensation and makes recommendations in respect thereof, which the Board then reviews in consideration of approval thereof.

(b)

Disclose whether or not the board has a compensation committee composed entirely of independent directors. If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.

The Board has appointed a Compensation Committee which is comprised entirely of independent directors.

(c)	If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The purpose of our Compensation Committee is to (i) make recommendations to the Board relating to evaluation and compensation of the Corporation’s executives, (ii) oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Corporation participate, (iii) review the adequacy of compensation and (iv) prepare any report on executive compensation required by the rules and regulations of applicable securities regulatory authorities and stock exchanges.

For a complete description of the Compensation Committee’s responsibilities, powers and operations, please refer to the Compensation Committee Charter, a copy of which is available from the Corporation’s website at https://investors.zomedica.com/ under the Corporate Governance section.

8. Other Board Committees — If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has no standing committees other than the aforementioned three committees.

9. Assessments — Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

The Nominating and Corporate Governance Committee is mandated to conduct an annual evaluation by the directors on the effectiveness of the Board and its committees and proposing any necessary modifications to the functioning and governance of the Board and committees that may result from such evaluation processes.

10. Director Term Limits and Other Mechanisms of Board Renewal ― Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Corporation has not adopted director term limits. Continuity of Board members is considered a high priority at this stage of the Corporation’s existence and development.

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11. Policies Regarding the Representation of Women on the Board

(a)

Disclosure whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.

The Corporation has not adopted a written policy relating to the identification and nomination of women directors. Though the Board recognizes the importance of a reasonable degree of gender balance over the long term, at the present stage of the Corporation’s existence and development, it is imperative that the directors of the Corporation be the best available individuals, irrespective of gender.

(b)	If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy: N/A

(i)	a short summary of its objectives and key provisions,
(ii)	the measures taken to ensure that the policy has been effectively implemented,
(iii)	annual and cumulative progress by the issuer in achieving the objectives of the policy, and
(iv)	whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

12. Consideration of the Representation of Women in the Director Identification and Selection Process ― Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer’s reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the Board, however the Nominating and Corporate Governance Committee’s (and the Board’s) priority at the present stage of the Corporation’s existence and development is to seek out the best available candidates, irrespective of gender.

13. Consideration Given to the Representation of Women in Executive Officer Appointments ― Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer’s reasons for not doing so.

The Nominating and Corporate Governance Committee (in addition to the Board) does consider the level of representation of women in executive officer positions when making executive officer appointments, however the Nominating and Corporate Governance Committee’s (and the Board’s) priority at the present stage of the Corporation’s existence and development is to seek out the best available candidates, irrespective of gender. It should be noted that the Corporation’s current Chief Financial Officer is a woman.

14. Issuer’s Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

(a)

For purposes of this Item, a “target” means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer’s board or in executive officer positions of the issuer by a specific date.

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(b)	Disclose whether the issuer has adopted a target regarding women on the issuer’s board. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation’s priority at the present stage of the Corporation’s existence and development is to seek out the best available candidates, irrespective of gender.

(c)	Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation’s priority at the present stage of the Corporation’s existence and development is to seek out the best available candidates, irrespective of gender.

(d)	If the issuer has adopted a target referred to in either (b) or (c), disclose: N/A

(i)	the target, and
(ii)	the annual and cumulative progress of the issuer in achieving the target.

15. Number of Women on the Board and in Executive Officer Positions

(a)	Disclose the number and proportion (in percentage terms) of directors on the issuer’s board who are women.

The Corporation currently has no women directors.

(a)	Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

One of the three current senior executive officers of the Corporation (33.33%) is a woman.

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INSTRUMENT OF PROXY

This instrument of proxy is solicited by and on behalf of management of Zomedica Corp.

I/We, being holder(s) of common shares (the “Common Shares”) in the capital of Zomedica Corp. (the “Corporation”), hereby appoint: Larry Heaton, Chief Executive Officer or failing him, Ann Cotter, Chief Financial Officer and Corporate Secretary, OR

To appoint a proxyholder other than the management nominees indicated above, print that name here as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below directions (or if no directions have been given, FOR matters 1 to 3 and 1 YEAR for matter 4 listed below) on all the following matters and any other matter that may properly come before the Annual Meeting (the “Meeting”) of common shareholders of the Corporation to be held at 8:30 a.m. (Eastern Daylight Time) on Tuesday, June 7, 2022, and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution. The Company is holding the meeting as a completely virtual meeting, which will be conducted via live audio online webcast, at https://web.lumiagm.com/269850672, password "zomedica2022".

Management recommends voting FOR Resolutions 1 to 3 and 1 YEAR for Resolution 4. Please use a dark black pencil or pen.

1.	Election of Directors		FOR	WITHHOLD
	1.	Jeffrey Rowe	☐	☐
	2.	Robert Cohen	☐	☐
	3.	Chris MacLeod	☐	☐
	4.	Johnny D. Powers	☐	☐
	5.	Sean Whelan	☐	☐
	6.	Rodney Williams	☐	☐

2.	Appointment of Auditors		FOR	WITHHOLD
	Appointment of Grant Thornton LLP as auditors until the close of the next annual meeting of shareholders		☐	☐

3.	Advisory Vote To Approve To Executive Compensation		FOR	AGAINST		ABSTAIN
	Approval, on an advisory basis, the executive compensation of the Corporation’s named executive officers		☐	☐		☐

4.	Advisory Vote On The Frequency Of The Advisory Vote On Executive Compensation		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	Vote, on an advisory basis, on how often the Corporation will conduct an advisory vote on executive compensation		☐	☐	☐	☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this proxy will be voted FOR matters 1 to 3 and 1 YEAR for matter 4 listed above. On any amendments or variations of matters described in the Notice of Annual Meeting, or any other matters that may properly come before the Meeting, I/We authorize the appointee to vote as they see fit.

Signature(s)	Date

Please sign exactly as your name(s) appear on this proxy. Please see  instructions below. All proxies must be received by 8:30 a.m. (Eastern Daylight Time) on Friday, June 3, 2022.

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Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy indicating your signing capacity, and you may be required to provide documentation evidencing your power to sign this proxy.

2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. If a security is held by two or more individuals, then one of these individuals, in the absence of the others, may sign the proxy.

4. Every shareholder has the right to appoint a person or company of the shareholder’s choice, other than the management designees whose names are printed above, who need not be a shareholder of the Corporation, to attend and act on the shareholder’s behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons who names are printed above, please insert the name of your chosen proxyholder in the space provided above and return your proxy by mail, fax or email as provided below. The proxy must be received by TSX Trust Company (“TSX”), on behalf of the Corporation, by 8:30 a.m. (Eastern Daylight Time) on Friday, June 3, 2022. In addition, if you appoint a proxyholder other than the management designees indicated above, you must contact TSX at 1-866-751-6315 (within North America) or 212-235-5754 (outside North America) or www.tsxtrust.com/control-number-request and provide TSX with the required information for your proxyholder so that TSX may provide the proxyholder with a control number . This also must occur by 8:30 a.m. (Eastern Daylight Time) on Friday, June 3, 2022. This control number will allow your proxyholder to log into and vote at the Meeting. Without a control number, your proxyholder will only be able to log into the Meeting as a guest, and will not be able to vote.

5. The Common Shares of the Corporation represented by this proxy will be voted, or withheld from voting, as directed by the holder. However, if such a direction is not made in respect of any matter, then the Common Shares will be voted FOR matters 1 to 3 and 1 YEAR for matter 4. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Annual Meeting, or other matters that may properly come before the Meeting or any adjournment or postponement thereof.

All holders should refer to the Corporation’s Management Information Circular and Proxy Statement dated April 28, 2022 for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

MAIL, FAX or EMAIL

Complete and return your signed proxy in the envelope provided or send to:

TSX Trust Company

301 – 100 Adelaide Street West

Toronto, ON M5H 4H1

You may alternatively fax your proxy to 416-595-9593 or scan and email to tsxtrustproxyvoting@tmx.com.

An undated proxy is deemed to be dated on the day it was received by TSX Trust Company.

When submitting your proxy please be sure to submit both sides in order to capture the voting control number.

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ZOMEDICA CORP.

REQUEST FOR FINANCIAL STATEMENTS AND RELATED MD&A

Dear Shareholder:

As a registered and/or beneficial shareholder of Zomedica Corp. (the “Company”), you are entitled to receive our interim financial statements and related MD&A. If you wish to receive them by mail, please complete and return this form to our Transfer Agent, TSX Trust Company (by mail or fax below) or submit your request online (see address below). You will receive this form each year and will be required to renew your request to receive these financial statements and related MD&A.

We encourage you to submit your request online at: www.tsxtrust.com/financialstatements

Our Company Code Number is: 9640A

If you have any questions about this procedure, please contact TSX Trust Company by phone at 1-800-387-0825 or 416-682-3860 or by email at shareholderinquiries@tmx.com.

____________________________________________________________________________________

To: TSX Trust Company

By Mail: P.O. Box 700, Station B, Montreal, QC H3B 3K3

By Fax: 1-888-249-6189

(Please mark)

☐     I wish to receive the Company’s interim financial statements and related MD&A

(Please print)

Name __________________________________________________________________

Address ________________________________________________________________

_______________________________________________________________________

Note: Do not return this form by mail or fax if you have submitted your request online.

9640A SUPP

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